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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 June 14, 1999
               Date of Report (Date of earliest event reported)


                         NABISCO GROUP HOLDINGS CORP.
            (Exact name of registrant as specified in its charter)

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            Delaware                   1-10215               13-349-0602
  (State of other jurisdiction       (Commission            (IRS employer
        of incorporation)             file no.)          identification no.)


        1301 Avenue of the Americas
             New York, New York                              10019
  (Address of principal executive offices)                (Zip code)

                                (212) 258-5600
                        Registrant's telephone number,
                              including area code

                         Last reported on Form 8-K as
                          RJR Nabisco Holdings Corp.
            (Former name or address, if changed since last report)

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Item 2.  Acquisition or Disposition of Assets.

     On June 14, 1999, RJR Nabisco Holdings Corp. changed its name to Nabisco Group Holdings Corp. and completed the distribution of 100% of the common stock of its former subsidiary R.J. Reynolds Tobacco Holdings, Inc. to record holders of the common stock of RJR Nabisco Holdings Corp. as of May 27, 1999, the record date for the distribution. This document refers to Nabisco Group Holdings Corp. as NGH. As a result of the distribution, NGH's sole asset (besides cash on hand) will be 100% of the outstanding Class B Common Stock of Nabisco Holdings Corp.. The Class B Common Stock currently represents approximately 80.5% of the economic interest and approximately 97.7% of the voting interest in Nabisco Holdings Corp.

     NGH issued a press release on June 15, 1999 which is attached as Exhibit
99.1 to this document and incorporated into this document by reference. The press release announced this NGH name change and the completion of the distribution.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (b)  Pro Forma Financial Information

     See the pro forma financial information of NGH disclosed in Item 7(b) of the Report on Form 8-K of NGH filed on May 27, 1999 which are incorporated into this document by reference.

     (c)  Exhibits



   Exhibit
     No.                                Description
   --------                             -----------

     2.1 Certificate and Plan of Merger dated as of June 14, 1999 between RJR Nabisco Holdings Corp. and Nabisco Group Holdings Corp.

     10.1 Tax Sharing Agreement dated as of June 14, 1999 among RJR Nabisco Holdings Corp., R.J. Reynolds Tobacco Holdings, Inc., R.J. Reynolds Tobacco Company and Nabisco Holdings Corp.

     10.2 Corporate Agreement dated as of June 14, 1999 among RJR Nabisco Holdings Corp., Nabisco Holdings Corp. and R.J. Reynolds Tobacco Holdings, Inc.

     10.3 Intercompany Services Agreement dated as of June 14, 1999 among RJR Nabisco Holdings Corp., Nabisco Holdings Corp. and R.J. Reynolds Tobacco Holdings, Inc.

     10.4 Third Supplemental Indenture and Waiver dated as of May 18, 1999 between RJR Nabisco Holdings Corp. and The Bank of New York, to the Indenture dated as of September 21, 1995 between RJR Nabisco Holdings Corp. and The Bank of New York, as supplemented by the First Supplemental Indenture thereto dated as of September 21, 1995 and the Second Supplemental Indenture thereto dated as of September 16, 1998.

     21.1     Subsidiaries of the registrant.

     99.1     Press Release dated June 14, 1999


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        NABISCO GROUP HOLDINGS CORP.




                                        By: /s/ H. Colin McBride
                                           -----------------------------------
                                            Name:  H. Colin McBride
                                            Title: Senior Vice President,
                                                   Associate General Counsel
                                                   and Corporate Secretary

June 15, 1999


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